SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L) (the Registrants) are separately filing this combined Current Report on Form 8-K (Report). Information contained herein relating to an individual Registrant is furnished by such registrant on its own behalf. Each Registrant makes representations only as to information relating to itself.

Item 1.01        Entry into a Material Definitive Agreement

      Great Plains Energy Credit Agreement

On December 15, 2004, Great Plains Energy entered into a Credit Agreement with Bank of America, N.A., as Syndication Agent, The Bank of Tokyo-Mitsubishi, Ltd, Wachovia Bank, National Association and BNP Paribas, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of New York, KeyBank National Association, The Bank of Nova Scotia, U.S. Bank National Association, Merrill Lynch Bank USA, Morgan Stanley Bank, Mizuho Corporate Bank, UMB Bank, N.A., PNC Bank, National Association, Bank Midwest, N.A. and UFJ Bank Limited (the "Great Plains Energy Facility").

The Great Plains Energy Facility is a revolving credit facility, with a term ending December 15, 2009, providing for loans and letters of credit not exceeding an aggregate of $550 million at any one time. So long as there is no default or unmatured default, Great Plains Energy may increase this amount by up to $50 million by increasing the commitment of one or more lenders which have agreed to such increase, or by adding one or more lenders with the consent of the Administrative Agent, which will not be unreasonably withheld. Available liquidity under the Great Plains Energy Facility is not impacted by a decline in credit ratings unless the downgrade occurs in the context of a merger, consolidation or sale. A default by Great Plains Energy or any of its significant subsidiaries of material other indebtedness totaling more than $25 million is a default under this facility. Great Plains Energy is required to maintain a consolidated indebtedness to consolidated capitalization ratio not greater than 0.65 to 1.0 at all times. The Great Plains Energy Facility also contains a material adverse effect ("MAE") clause that requires Great Plains Energy to represent, prior to the issuance of any advance or letter of credit, that no event resulting in an MAE has occurred, except for advances to repay maturing commercial paper.

The Great Plains Energy Facility replaced two existing credit facilities, which are described in Item 1.02, below. The lenders in the Great Plains Energy Facility (excluding Morgan Stanley Bank, UMB Bank, N.A., Bank Midwest, N.A. and UFJ Bank Limited) were also lenders in these two credit facilities. All of the lenders in the Great Plains Energy Facility are also lenders in the KCP&L credit agreement described below.

In addition, KCP&L had revolving credit facilities with JPMorgan Chase Bank, The Bank of New York and The Bank of Tokyo-Mitsubishi aggregating $75 million, which were replaced with the KCP&L credit agreement described below. The Bank of New York is trustee under certain indentures with Great Plains Energy and KCP&L, and UMB Bank,

N.A. is trustee under an indenture with KCP&L and also provides other financial services to Great Plains Energy and KCP&L. PNC Bank, National Association, is one of the lenders under a $125 million credit agreement with Strategic Energy, L.L.C., an indirect subsidiary of Great Plains Energy. In addition to participation in the Great Plains Energy Facility, Merrill Lynch Bank USA, BNP Paribas, KeyBank National Association, The Bank of Nova Scotia, JPMorgan Chase Bank, Morgan Stanley Bank and Bank of America, N.A., or certain of their respective affiliates, provide or have provided provide various other financial services to Great Plains Energy, KCP&L and their respective affiliates.

      KCP&L Credit Agreement

On December 15, 2004, KCP&L entered into a Credit Agreement with Bank of America, N.A., as Syndication Agent, The Bank of Tokyo-Mitsubishi, Ltd, Wachovia Bank, National Association and BNP Paribas, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of New York, KeyBank National Association, The Bank of Nova Scotia, U.S. Bank National Association, Merrill Lynch Bank USA, Morgan Stanley Bank, Mizuho Corporate Bank, UMB Bank, N.A., PNC Bank, National Association, Bank Midwest, N.A. and UFJ Bank Limited (the "KCP&L Facility"). The KCP&L Facility is a revolving credit facility, with a term ending December 15, 2009, providing for loans and up to $100 million in letters of credit not exceeding an aggregate of $250 million at any one time. So long as there is no default or unmatured default, KCP&L may increase this amount by up to $50 million by increasing the commitment of one or more lenders which have agreed to such increase, or by adding one or more lenders with the consent of the Administrative Agent, which will not be unreasonably withheld. Available liquidity under the KCP&L Facility is not impacted by a decline in credit ratings unless the downgrade occurs in the context of a merger, consolidation or sale. A default by KCP&L or any of its significant subsidiaries of material other indebtedness totaling more than $25 million is a default under this facility. KCP&L is required to maintain a consolidated indebtedness to consolidated capitalization ratio not greater than 0.65 to 1.0 at all times. The KCP&L Facility also contains a material adverse effect ("MAE") clause that requires KCP&L to represent, prior to the issuance of any advance or letter of credit, that no event resulting in an MAE has occurred, except for advances to repay maturing commercial paper.

The KCP&L Facility replaced seven existing credit facilities aggregating $155 million, including facilities with JPMorgan Chase Bank, The Bank of New York and The Bank of Tokyo-Mitsubishi totaling $75 million. The material relationships described in the preceding section are incorporated herein by reference.

Item 1.02        Termination of a Material Definitive Agreement

The Great Plains Energy Facility replaced on December 15, 2004, the 364-Day Credit Agreement and the Three-Year Credit Agreement, each dated as of March 5, 2004, by and among Great Plains Energy, Bank One, NA, BNP Paribas, Commerzbank AG, Keybank National Association, Wachovia Bank, National Association, CoBank, ACB,

The Bank of New York, The Bank of Nova Scotia, PNC Bank, National Association, U.S. Bank, National Association, Bank Hapoalim, LaSalle Bank National Association, Bank of America, N.A., The Bank of Tokyo-Mitsubishi, Ltd., Mizuho Corporate Bank, Ltd., Fleet National Bank, Fifth Third Bank, and Merrill Lynch Bank USA. No early termination penalties were incurred by Great Plains Energy. The 364-Day Credit Agreement and the Three-Year Credit Agreement each provided for loans not exceeding an aggregate of $150 million, and had respective termination dates of March 4, 2005 and March 5, 2007.

The description of material relationships between Great Plains Energy and its affiliates and the parties to these two credit agreements contained in Item 1.01 is incorporated herein by reference.

Item 8.01        Other Events

Great Plains Energy issued a press release dated December 15, 2004, announcing the Great Plains Energy Facility and KCP&L Facility, and announcing that 2005 earnings guidance will be released in February 2005.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit No.

99	Press release issued by Great Plains Energy Incorporated on December 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/Jeanie Sell Latz

Jeanie Sell Latz
Secretary

Date:  December 16, 2004